UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 16, 2002

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________


         DELAWARE                      000-29598                  36-3252484
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

         501 W. NORTH AVENUE                                        60160
       MELROSE PARK, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

         In response to the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors of Midwest Banc Holdings, Inc. (the "Company") determined on December 16, 2002 to segregate the internal and external auditing functions and dismissed Crowe, Chizek and Company LLP ("Crowe Chizek") as the Company's external auditor, effective upon the Company's filing of its Annual Report on Form 10-K for the fiscal year ending December 31, 2002. On December 16, 2002, the Audit Committee also appointed KPMG LLP ("KPMG") to become the Company's external auditor effective upon the Company's filing of its Annual Report on Form 10-K for the fiscal year ending December 31, 2002. Crowe Chizek will continue to provide internal audit services to the Company under the direction of the Company's Senior Vice President - Risk Management thereafter.

         Crowe Chizek's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, and in the subsequent interim period to December 16, 2002, there were no disagreements with Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Crowe Chizek to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 7, 2003, is filed as
Exhibit 16.1 to this Form 8-K/A.

         During the fiscal years ended December 31, 2000 and 2001, and through December 16, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2) of Regulation
S-K.

ITEM 7(c).  EXHIBITS.

         Exhibit 16.1 Letter from Crowe, Chizek and Company LLP dated January 7, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MIDWEST BANC HOLDINGS, INC.


Date:  January 7, 2003                        By: /s/ Brad A. Luecke
                                                  ------------------------------
                                                  Brad A. Luecke, President and
                                                     Chief Executive Officer


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

16.1   Letter from Crowe, Chizek and Company LLP dated January 7, 2003.


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